UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 2005

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 18, 2005, Momenta Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its intention to publicly offer 4,000,000 shares of its common stock pursuant to its effective shelf registration statement previously filed with the Securities and Exchange Commission.  Morgan Stanley & Co. Incorporated is acting as the sole book runner for the offering and Deutsche Bank Securities Inc. is acting as co-lead manager of the offering.  Co-managers for the offering are Bank of America Securities LLC and SG Cowen & Co., LLC.  The Company also intends to grant to the underwriters an option to purchase up to an additional 600,000 shares of common stock within 30 days after the offering to cover over-allotments incurred in the offering.  The information contained in the press release dated July 18, 2005 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1  Press release issued by Momenta Pharmaceuticals, Inc. dated July 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

	By:	/s/ RICHARD P. SHEA
Richard P. Shea Chief Financial Officer (Principal Financial Officer)

Date: July 18, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Momenta Pharmaceuticals, Inc., dated July 18, 2005.